                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2000


I.   RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                               444,645.35
           Available Funds:
                Contract Payments due and received in this period                                         3,085,100.64
                Contract Payments due in prior period(s) and received in this period                        321,116.91
                Contract Payments received in this period for next period                                   109,334.37
                Sales, Use and Property Tax payments received                                               134,577.68
                Prepayment Amounts related to early termination in this period                              240,718.80
                Servicer Advance                                                                            449,200.55
                Proceeds received from recoveries on previously Defaulted Contracts                               0.00
                Transfer from Reserve Account                                                                11,431.01
                Interest earned on Collection Account                                                        16,721.72
                Interest earned on Affiliated Account                                                        10,494.24
                Proceeds from repurchase of Contracts per Contribution and Servicing
                    Agreement Section 5.03                                                                        0.00
                Amounts paid per Contribution and Servicing Agreement Section 7.01
                    (Substituted contract < Predecessor contract)                                                 0.00
                Amounts paid under insurance policies                                                             0.00
                Maintenance, Late Charges and any other amounts                                                   0.00

                                                                                                         -------------
           Total Available Funds                                                                          4,823,341.27
           Less: Amounts to be Retained in Collection Account                                               280,231.07
                                                                                                         -------------
           AMOUNT TO BE DISTRIBUTED                                                                       4,543,110.20
                                                                                                         =============




           DISTRIBUTION OF FUNDS:
                1. To Trustee -  Fees                                                                             0.00
                2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances               321,116.91
                3. To Noteholders (For Servicer Report immediately following the Final
                     Additional Closing Date)
                       a) Class A1 Principal and Interest                                                         0.00
                       a) Class A2 Principal (distributed after A1 Note matures) and Interest             3,301,374.05
                       a) Class A3 Principal (distributed after A1 and A2 Notes mature)
                             and Interest                                                                   182,832.00
                       b) Class B Principal and Interest                                                     80,107.27
                       c) Class C Principal and  Interest                                                    91,070.95
                       d) Class D Principal and Interest                                                     93,270.05
                       e) Class E Principal and Interest                                                     97,646.68

                4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                        0.00
                5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                       a) Residual Interest (Provided no Restricting or Amortization Event in effect)        30,456.43
                       b) Residual Principal (Provided no Restricting or Amortization Event in effect)      128,895.60
                       c) Reserve Account Distribution (Provided no Restricting or Amortization
                             Event in effect)                                                                11,431.01
                6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other
                     Amounts                                                                                161,793.64
                7. To Servicer, Servicing Fee and other Servicing Compensations                              43,115.61
                                                                                                         -------------
           TOTAL FUNDS DISTRIBUTED                                                                        4,543,110.20
                                                                                                         =============

                                                                                                         -------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
            Funds (if any)}                                                                                 280,231.07
                                                                                                         =============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                        $2,182,541.24
        - Add Investment Earnings                                                                            11,431.01
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                          0.00
        - Less Distribution to Certificate Account                                                           11,431.01
                                                                                                         -------------
End of period balance                                                                                    $2,182,541.24
                                                                                                         =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                $2,182,541.24
                                                                                                         =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2000


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                     Pool A                                                      82,483,998.00
                     Pool B                                                      18,118,736.79
                                                                                 -------------
                                                                                                                     100,602,734.79

Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   390,797.79
Class A Monthly Interest - Pool B                                                    85,844.07

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                2,096,483.53
Class A Monthly Principal - Pool B                                                  911,080.66
                                                                                 -------------
                                                                                                                       3,007,564.19
Ending Principal Balance of the Class A Notes
                     Pool A                                                      80,387,514.47
                     Pool B                                                      17,207,656.13
                                                                                 -------------
                                                                                                                      -------------
                                                                                                                      97,595,170.60
                                                                                                                      =============

-----------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                     Principal Paid Per $1,000                               Ending Principal
Original Face $190,972,000                   Original Face $190,972,000                              Balance Factor
 $    2.495873                                $        15.748718                                            51.104440%
-----------------------------------------------------------------------------------------------------------------------------



IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                     Class A1                                                             0.00
                     Class A2                                                    62,512,734.79
                     Class A3                                                    38,090,000.00
                                                                                 -------------
                                                                                                              100,602,734.79
Class A Monthly Interest
                     Class A1 (Actual Number Days/360)                                    0.00
                     Class A2                                                       293,809.86
                     Class A3                                                       182,832.00

Class A Monthly Principal
                     Class A1                                                             0.00
                     Class A2                                                     3,007,564.19
                     Class A3                                                             0.00
                                                                                 -------------
                                                                                                                3,007,564.19
Ending Principal Balance of the Class A Notes
                     Class A1                                                             0.00
                     Class A2                                                    59,505,170.60
                     Class A3                                                    38,090,000.00
                                                                                 -------------
                                                                                                              ---------------
                                                                                                               97,595,170.60
                                                                                                              ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                  Pool A                                         1,885,293.58
                                  Pool B                                           414,123.21
                                                                                 ------------
                                                                                                            2,299,416.79

           Class B Overdue Interest, if any                                              0.00
           Class B Monthly Interest - Pool A                                         9,316.49
           Class B Monthly Interest - Pool B                                         2,046.46
           Class B Overdue Principal, if any                                             0.00
           Class B Monthly Principal - Pool A                                       47,919.62
           Class B Monthly Principal - Pool B                                       20,824.70
                                                                                 ------------
                                                                                                               68,744.32
           Ending Principal Balance of the Class B Notes
                                  Pool A                                         1,837,373.96
                                  Pool B                                           393,298.51
                                                                                 ------------
                                                                                                            ------------
                                                                                                            2,230,672.47
                                                                                                            ============

           -----------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                Principal Paid Per $1,000                        Ending Principal
           Original Face $4,365,000                Original Face $4,365,000                         Balance Factor
            $            2.603196                   $               15.748985                               51.103608%
           -----------------------------------------------------------------------------------------------------------------



VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                  Pool A                                         2,121,199.32
                                  Pool B                                           465,974.57
                                                                                 ------------
                                                                                                            2,587,173.89

           Class C Overdue Interest, if any                                              0.00
           Class C Monthly Interest - Pool A                                        11,260.03
           Class C Monthly Interest - Pool B                                         2,473.55
           Class C Overdue Principal, if any                                             0.00
           Class C Monthly Principal - Pool A                                       53,909.58
           Class C Monthly Principal - Pool B                                       23,427.79
                                                                                 ------------
                                                                                                               77,337.37
           Ending Principal Balance of the Class C Notes
                                  Pool A                                         2,067,289.74
                                  Pool B                                           442,546.78
                                                                                 ------------
                                                                                                            ------------
                                                                                                            2,509,836.52
                                                                                                            ============

           -----------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                Original Face $4,910,955                         Balance Factor
            $          2.796519                     $               15.747929                                51.106893%
           -----------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                  Pool A                                        2,121,199.32
                                  Pool B                                          465,974.57
                                                                                ------------
                                                                                                           2,587,173.89

           Class D Overdue Interest, if any                                             0.00
           Class D Monthly Interest - Pool A                                       13,063.05
           Class D Monthly Interest - Pool B                                        2,869.63
           Class D Overdue Principal, if any                                            0.00
           Class D Monthly Principal - Pool A                                      53,909.58
           Class D Monthly Principal - Pool B                                      23,427.79
                                                                                ------------
                                                                                                              77,337.37
           Ending Principal Balance of the Class D Notes
                                  Pool A                                        2,067,289.74
                                  Pool B                                          442,546.78
                                                                                ------------
                                                                                                           ------------
                                                                                                           2,509,836.52
                                                                                                           ============

           -----------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                Original Face $4,910,955                         Balance Factor
            $            3.244314                   $               15.747929                          51.106893%
           -----------------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                  Pool A                                        2,121,199.32
                                  Pool B                                          465,974.57
                                                                                ------------
                                                                                                           2,587,173.89

           Class E Overdue Interest, if any                                             0.00
           Class E Monthly Interest - Pool A                                       16,651.41
           Class E Monthly Interest - Pool B                                        3,657.90
           Class E Overdue Principal, if any                                            0.00
           Class E Monthly Principal - Pool A                                      53,909.58
           Class E Monthly Principal - Pool B                                      23,427.79
                                                                                ------------
                                                                                                              77,337.37
           Ending Principal Balance of the Class E Notes
                                  Pool A                                        2,067,289.74
                                  Pool B                                          442,546.78
                                                                                ------------
                                                                                                           ------------
                                                                                                           2,509,836.52
                                                                                                           ============


           -----------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                Original Face $4,910,955                         Balance Factor
            $          4.135511                     $               15.747929                               51.106893%
           -----------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                  Pool A                                         3,534,839.34
                                  Pool B                                           776,450.70
                                                                                 ------------
                                                                                                        4,311,290.04

           Residual Interest - Pool A                                               22,509.06
           Residual Interest - Pool B                                                7,947.37
           Residual Principal - Pool A                                              89,849.29
           Residual Principal - Pool B                                              39,046.31
                                                                                 ------------
                                                                                                          128,895.60
           Ending Residual Principal Balance
                                  Pool A                                         3,444,990.05
                                  Pool B                                           737,404.39
                                                                                 ------------
                                                                                                        ------------
                                                                                                        4,182,394.44
                                                                                                        ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                               43,115.61
            - Servicer Advances reimbursement                                                             321,116.91
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                             161,793.64
                                                                                                        ------------
           Total amounts due to Servicer                                                                  526,026.16
                                                                                                        ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2000


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                               94,267,728.99

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                 0.00

        Decline in Aggregate Discounted Contract Balance                                                             2,395,981.17

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                 --------------
                                                                                                                    91,871,747.82
                                                                                                                   ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                       2,202,783.18

            - Principal portion of Prepayment Amounts                                               193,197.99

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                 0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                      0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                               0.00

                                                                                                  ------------
                                      Total Decline in Aggregate Discounted Contract Balance      2,395,981.17
                                                                                                  ============


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                               20,707,234.21

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                 0.00

        Decline in Aggregate Discounted Contract Balance                                                             1,041,235.04

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                 --------------
                                                                                                                    19,665,999.17
                                                                                                                   ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                         994,981.61

            - Principal portion of Prepayment Amounts                                                46,253.43

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                 0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                      0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                               0.00

                                                                                                  ------------
                                      Total Decline in Aggregate Discounted Contract Balance      1,041,235.04
                                                                                                  ============

                                                                                                                   --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  111,537,746.99
                                                                                                                   ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
          POOL A                                                                                                   Predecessor
                                                                               Discounted           Predecessor    Discounted
          Lease #      Lessee Name                                             Present Value        Lease #        Present Value
          -------------------------------------------------------------        -------------        ------------   --------------
                       NONE











                                                                               ------------                        ---------------
                                                                       Totals:        $0.00                                  $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                        $161,410,790.25
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
   PERIOD                                                                                            YES            NO  X
                                                                                                     -----------    ------


          POOL B                                                                                                   Predecessor
                                                                              Discounted            Predecessor    Discounted
          Lease #     Lessee Name                                             Present Value         Lease #        Present Value
          ------------------------------------------------------------        -------------         -----------    -------------
                      NONE









                                                                              -------------                        ---------------
                                                                      Totals:         $0.00                                  $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $56,843,333.29
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY
             APPROVES)                                                                                                        0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS
              BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
       & Servicing Agreement Section 7.02                                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES            NO  X
                                                                                                     ---------      -----

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2000


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) &
       GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING                                                                               Predecessor
                                                                             Discounted       Predecessor    Discounted
       Lease #    Lessee Name                                                Present Value     Lease #       Present Value
       -----------------------------------------------------------------     -------------     ----------    --------------
       1097-507   ADVANCED HEALTHCARE RESOURCES                                 $159,644.40    1778-001            $48,984.23
       1238-501   WILLIAM F SKINNER, M.D.                                       $174,282.67    1777-001           $325,671.26
       1505-005   NYDIC MEDICAL VENTURES VII, LLC                               $171,682.66    1855-001           $153,223.12
       2488-001   HYDRO-TOUCH INC.                                              $110,973.88    1949-001            $94,307.11
                  CASH                                                          $  5,602.11




                                                                             --------------                  ----------------
                                                                     Totals:    $622,185.72                       $622,185.72

       a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                             622,185.72
       b) ADCB OF POOL A AT CLOSING DATE                                                                      $161,410,790.25
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES            NO     X
                                                                                                --------       --------



       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                                             Discounted        Predecessor   Discounted
       Lease #    Lessee Name                                                Present Value     Lease #       Present Value
       -----------------------------------------------------------------     -------------     ----------    --------------
                       None









                                                                             --------------                  ----------------
                                                                     Totals:          $0.00                             $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                     $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                       $56,843,333.29
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED (> 180 DAYS),
       THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
       BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES            NO     X
                                                                                                --------       --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2000




XV.    POOL PERFORMANCE MEASUREMENTS


1.                                AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                   TOTAL OUTSTANDING CONTRACTS
              This Month                                      810,619.38       This Month                       111,537,746.99
              1 Month Prior                                 1,064,698.60       1 Month Prior                    114,974,963.20
              2 Months Prior                                  608,701.02       2 Months Prior                   121,200,679.64

              Total                                         2,484,019.00       Total                            347,713,389.83

              a) 3 MONTH AVERAGE                              828,006.33       b) 3 MONTH AVERAGE               115,904,463.28

              c) a/b                                                0.71%


2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                            Yes              No      X
                                                                                                -------------     ---------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                         Yes              No      X
                                                                                                -------------     ---------
              B. An Indenture Event of Default has occurred and is then continuing?         Yes              No      X
                                                                                                -------------     ---------

4.            Has a Servicer Event of Default occurred?                                     Yes              No      X
                                                                                                -------------     ---------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                              Yes              No      X
                                                                                                -------------     ---------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                   covenant or obligation not remedied within 90 days?                      Yes              No      X
                                                                                                -------------     ---------
              C. As of any Determination date, the sum of all defaulted contracts
                   since the Closing date exceeds 6% of the ADCB on the Closing Date?       Yes              No      X
                                                                                                -------------     ---------





6.            Aggregate Discounted Contract Balance at Closing Date                     Balance  $ 218,254,123.54
                                                                                                 ----------------


              DELINQUENT LEASE SUMMARY

                                    Days Past Due                   Current Pool Balance             # Leases
                                    -------------                   --------------------             --------
                                          31 - 60                           3,814,597.04                   43
                                          61 - 90                              57,879.48                   17
                                         91 - 180                             810,619.38                   21



              Approved By:
              Lisa J. Cruikshank
              Vice President